UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2020

Emerson Electric Co.

(Exact name of registrant as specified in its charter)

Missouri	1-278	43-0259330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 West Florissant Avenue, St. Louis, Missouri 63136

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (314) 553-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.50 par value per share	EMR	New York Stock Exchange
Chicago Stock Exchange
0.375% Notes due 2024	EMR 24	New York Stock Exchange
1.250% Notes due 2025	EMR 25A	New York Stock Exchange
2.000% Notes due 2029	EMR 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 6, 2020, the Board of Directors of Emerson Electric Co. (the “Company”) elected William H. Easter III, former Chairman, President and Chief Executive Officer of DCP Midstream, LLC (“DCP”), as a Director of the Company.

Mr. Easter was the Chairman, President and Chief Executive Officer of DCP, one of the largest midstream petroleum service companies in the country, from 2004 until his retirement in 2008. Mr. Easter also worked for ConocoPhillips for more than 30 years, where he held senior leadership, operations, and government affairs roles both domestically and internationally. Mr. Easter is currently a director of Concho Resources Inc., Delta Airlines Inc., and Grupo Aeroméxico, S.A.B. de C.V. He previously served as a director of Baker Hughes, Inc. from June 2014 until July 2017. He is also the Chairman of the Board of the Memorial Hermann Hospital System in Houston. He earned his Bachelor of Business Administration degree in Finance from the University of Houston and his Master of Science in Management degree from The Graduate School of Business at Stanford University. Mr. Easter was also appointed to serve as a member of the Compensation Committee and the Finance Committee.

Mr. Easter will receive an award of restricted stock, representing a $50,000 pro rata award of the $150,000 restricted stock portion of the annual retainer previously paid to all non-management directors. Going forward, Mr. Easter will be compensated on the same basis as all other non-management Directors of the Company. Compensation for non-management directors is described each year in the Company’s Proxy Statement under “Director Compensation”.

Item 7.01.	Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

On October 6, 2020, the Company issued a press release announcing the election of Mr. Easter. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated October 6, 2020.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2020	EMERSON ELECTRIC CO.

	By:	/s/ John A. Sperino
John A. Sperino
Vice President and Assistant Secretary